VAT AND OTHER TAXES PAYABLE	6 Months Ended
Jun. 30, 2021
VAT AND OTHER TAXES PAYABLE
VAT AND OTHER TAXES PAYABLE

NOTE 7 – VAT AND OTHER TAXES PAYABLE

VAT and other taxes payable consisted of the following as of June 30, 2021 and December 31, 2020:

	June 30,	December 31,
	2021	2020

VAT payable	$147,247	$162,034
Surcharge and fees	19,168	21,339
Income tax payable	—	23,979
Total VAT and Other Taxes Payable	$166,415	$207,352

In May 2016, the business tax has been incorporated into VAT in China, which means there will be no more business or sales tax and accordingly some business operations previously taxed in the name of business tax will be taxed in the manner of VAT thereafter. The Company and subsidiaries are generally subject to a 6% VAT rate for its commission income.

Surcharge and fees payable include urban maintenance and construction tax payable, additional education tax payable, and local education tax payable.